                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Registration Statement of Rainforest Cafe, Inc. on Form S-3.

                                          LUND KOEHLER COX AND COMPANY, PLLP

Minneapolis, Minnesota
December 3, 1997